Exhibit 99.A
Doug Foshee President & Chief Executive Officer Houston Media Briefing July 6, 2006

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt- reduction targets, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward- looking statements made by the company, whether as a result of new information, future events, or otherwise. The reserves and production information in this presentation, and the reserve replacement costs and rates derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors: The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as risked reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2005, File No. 001-14365, available by writing: Investor Relations, El Paso Corporation, 1001 Louisiana Street, Houston, TX. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT and net debt, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own

2006 YTD Overview Strong start with solid first quarter results $0.52 per share including $0.14 per share MTM gains Clean quarter Dramatically simpler to analyze vs. recent history Pipelines well positioned for 4%-6% EBITDA growth Expansion inventory best in company's history E&P demonstrating completion of its turnaround 100% success rate on operated wells in 1Q Significant debt reduction-$2 billion

Leading Natural Gas Pipelines Largest U.S. pipeline 55,500 miles of pipeline of daily U.S. throughput 3rd Qtr 4th Qtr East 66 33 ^

Robust Environment for Pipeline Expansions Current opportunities driven by shifting supply sources Rockies LNG $1.2 billion of committed projects Another $1.6 billion of projects in development Outlook appears solid for next five years Equally focused on pipeline maintenance

1Q 2006: Continuing to Deliver on Growth Projects WIC Piceance Pipeline: $132 MM In-service March 2006 ANR STEP project: $95 MM Executed precedent agreements for 31 Bcf of storage SNG Elba Expansion II: $158 MM In-service February 2006 SNG Cypress Phase I: $241 MM FERC approved June 2006 Committed projects Projects under development

Dec. 31, 2005 Dec. 31, 2006E Net Debt Reduction Plan 16.1 14 2.1 1.2 Net Debt Reduction Progress $ Billions $18.2 16.1 $2.1 Cash Net debt Note: 2003-1Q 2006 includes Macae debt which is reported as discontinued operations and was retired in April 2006 $15.2 $14.0 $1.2 $0.4 Free cash flow $0.5 equity issue $1.2 asset sales Total Debt Net Debt Reduction Plan for Full Year 2006 Dec. 21, 2003 Dec. 31, 2004 Dec. 31, 2005 Dec. 31, 2006E 21.7 19.2 17.3 15.2

Lisa Stewart President El Paso Exploration & Production El Paso Corporation Media Briefing July 6, 2006

El Paso E&P Today Creating solid value at plan price assumptions Strong acreage position Regional balance Deep inventory Talented and focused group Building International portfolio

Driven by Results 2005 Performance Portfolio rebalanced-50% increase in R/P* Increased reserves by 22%* 94% production replaced through drill bit, 275% including acquisitions $1.1 billion of acquisitions focused on longer life Onshore properties Stabilized production 1Q 2006 Performance 100% drilling success on El Paso operated wells Capital and operating expense on plan Production volumes level with 1Q 2005 2006 Outlook 5%-10% reserve growth 8%-11% increase in average production volumes to 825-850 MMcfe/d* Continue to combat inflation with efficiency improvements *Includes 43% interest in Four Star

Strong Presence in Key U.S. Gas Basins Onshore Solid base for predictable and repeatable production and reserve growth Demonstrated growth profile Large inventory of opportunities Long-lived stable production Exposure to new unconventional plays GOM/SLA Provides exposure to high-reward exploration Inventory of development drilling & recompletion opportunities Highest rate of return region with proper risk discipline Texas Gulf Coast Solid low to medium-risk-inventory Large leasehold position in multi-pay zones Technical expertise in difficult plays

International Portfolio


Egypt
Block 8
(South Mariut)
100%
South Feiran
20%
(ENI operated)

Egypt

- Short cycle oil opportunities
- Good infrastructure
- Ability to expand position


Brazil
Rio de Janeiro

Brazil

- Portfolio of assets across risk spectrum
- Pinauna development online 2007
- Exploration potential significant

elpaso

14

How Will We Continue Our Growth? Disciplined capital investment program Significant acreage position Deep multi-year inventory across multiple basins Cost control and efficiency improvements Exposure to high impact exploration

Healthy Drilling Inventory Inventory generates 1.15 PVR at $5.50 price deck Conventional Gas Onshore Division Texas Gulf Coast Non-Conventional Gas Onshore Oil Gulf of Mexico/South Louisiana Total Domestic International Total Company 133 43 353 62 29 620 9 629 2006 Plan Future Years Total 490 80 1,630 290 100 2,590 30 2,620 4 3 5 6 4 5 4 5 Number of Wells

Drilling Success 36% 100% 63% 86% 99% 100% 1 7 77 1Q Actuals 100% success on El Paso operated wells in 1Q 2006 High (Pc<40%) Med Exploration Development Risk Development & Exploration % of 2006 Drilling Capital 12% 46 20% 73 68% 342 16 60 553 Gross Wells 2006 Plan Low (Pc>80%) Risked Reserve Exposure (Bcfe) Predicted Gross Wells Drilled Actual Success Rate

Summary Turnaround now evident Fundamentals strong for organic production and reserve growth Key exposure to high-growth opportunities Focused on efficiency improvements and cost control We are positioned to Grow

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. The company defines EBITDA as EBIT plus Depreciation, Depletion and Amortization. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA , which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. We also believe that debt holders commonly use EBITDA to analyze company performance. Free Cash Flow reflects operating cash after capital expenditures and payment of dividends and is indicative of cash that may be available for repayment of debt, acquisitions or new growth opportunities available to the company. Free Cash Flow does not account for all our non-discretionary expenditures, such as our mandatory debt service requirements. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Net Debt Reconciliation Total debt Total cash Macae project debt* Net debt $ 21.7 1.4 - $ 20.3 $ Billions $ 19.2 2.1 - $ 17.1 $ 18.0 2.1 0.2 $ 16.1 $ 17.1 1.8 0.2 $ 15.5 12/31/03 12/31/04 12/31/05 12/31/06 *Debt reported as liability related to discontinued operations

SFAS 69 Reserve Reconciliation Beginning balance 12/31/20041 Production Sale of reserves in place Purchases of reserves in place Extensions, discoveries, and other Revisions of previous estimates Ending balance 12/31/20052 Four Star Oil & Gas 2,181 (271) (25) 277 242 11 2,415 253 Equivalent Reserves (Bcfe) 1HH = $6.22/MMBtu, WTI = $43.45/Bbl 2HH = $10.08/MMBtu, WTI = $61.04/Bbl

Production Related Derivative Schedule Note: 2006 notional volumes have been amended from those originally provided on May 5, 2006 to reflect volumes for the nine months ending December 31, 2006 23